Securities and Exchange Commission
                ------------------------------------------------
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report



    Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission



         Date of Report (Date of earliest event reported): May 24, 2004.



                              AirRover Wi-Fi Corp.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       33-19961                01-0623010
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



           5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808
     ----------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (225) 923-1034



                             Air-Q Wi-Fi Corporation
     ----------------------------------------------------------------------

          (Former name or former address, if changed since last report)

================================================================================
                                    Form 8-K
                             Air-Q Wi-Fi Corporation
================================================================================

Item 5. Other Events and Regulation FD Disclosure.

Change in Corporate Name.
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Effective May 24, 2004, a change in our corporate name  occurred.  On that date, we became known as "AirRover Wi-Fi Corp."

The corporate name change was approved by a majority of our shareholders, acting by written consent without a meeting.

Press Release
--------------------------------------------------------------------------

On May 25, 2004, we issued the press release reproduced below:

--------------------------------------------------------------------------------
      Air-Q Wi-Fi Changes Name to "AirRover Wi-Fi Corp."

      Baton Rouge, LA - May 25, 2004 - Air-Q Wi-Fi Corporation (OTCBB: AQWF), a Wi-Fi (wireless fidelity) Internet access provider, announced today that it has changed its corporate name to "AirRover Wi-Fi Corp." The company anticipates that its trading symbol will change in the near future.

      About AirRover Wi-Fi Corp.

      AirRover Wi-Fi Corp. (formerly Air-Q Wi-Fi Corporation) is a development-stage company that develops and operates wireless Internet access systems. It provides Wi-Fi Internet access in Louisiana, Arizona, Maryland, Pennsylvania and Washington, D.C. AirRover's "Wi-Fi" (hotspot) Internet access system operates on a platform comprised of Wi-Fi standard equipment that has been configured in a proprietary manner. The term "Wi-Fi" (wireless fidelity) refers to an industry standard for wireless equipment that meets published 802.11(x) standards. Wi- Fi equipment operates in unlicensed spectra, such as 2.4 and 5.8 Ghz. AirRover's business plan focuses on the marketing of its wireless Internet access services to businesses and residential customers, as well as to visitors to its markets with Wi-Fi compatible laptop computers and other wireless devices.

      Forward-Looking Statements

      Certain statements in these interviews and news releases may constitute "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve risk, uncertainties, and other factors, which may cause the actual results, performance, or achievement expressed or implied by such forward looking statements to differ materially from the forward looking statements. Certain statements contained in the interviews are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve numerous risks and uncertainties, including, but not limited to, risks and uncertainties pertaining to development of AirRover's products and services and markets for such products and services, the timing and level of customer orders, competitive products and service, changes in economic conditions and other risks and uncertainties. Although AirRover believes the statements are reasonable, it can give no assurance that such expectations will prove correct. AirRover cautions that any forward-looking statements contained herein are not a guarantee of future performance and that actual results may differ materially.

      Contact: AirRover Wi-Fi Corp., Baton Rouge, David Loflin, 225-923-1034, dloflin@airroverwifi.com

                      * * * * END OF PRESS RELEASE * * * *
--------------------------------------------------------------------------------

Item 7. Financial Statements and Exhibits.

      (a)   Exhibits:

                  Exhibit No.                      Description
               ------------------   --------------------------------------------

                      3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Registrant, as filed on May 24, 2004.


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                                   SIGNATURES
================================================================================

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.



           Dated: May 25, 2004.                   AIRROVER WI-FI CORP.


                                                  By:  /s/ DAVID LOFLIN
                                                     ---------------------------
                                                     David Loflin
                                                     President